Permian Basin, TX ‘38 SE Basin, Turkey ‘09 Applying old lessons to new frontiers May 11, ‘09 Exhibit 99.1

Disclaimer
Forward-Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Corp.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies;
industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our 2008 Annual Report on Form 10-K available at our website at
www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2008 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company.
The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
Barrels of oil equivalent (boe) may be misleading, particularly if you used in isolation. A boe conversion ratio of six thousand cubic feet (mcf) of natural gas to one barrel of oil is based on an energy equivalent conversion method primarily applicable at the burner tip and does not represent a value equivalent at the wellhead.
Important Information Regarding EBITDAX Projections
This presentation references estimated EBITDAX, which is a non-GAAP financial measure that represents earnings from continuing operations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense. The Company has not included a reconciliation of this forward-looking non-GAAP measure to estimated net income because the GAAP financial measure is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort.
The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capital expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period. In addition, management uses EBITDAX as a financial measure to evaluate the
Company’s operating performance. EBITDAX is also widely used by investors and rating agencies.
EBITDAX is not a measure of financial performance under US GAAP. Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP. Information regarding income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense is unavailable on a forward looking basis. Net income, income from operations, or cash flow provided by operating activities may vary materially from EBITDAX. Investors should carefully consider the specific items included in the computation of
EBITDAX. The Company has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

Introduction
Stage I private placement – Mitchell Group added capital,
management, and technical expertise to develop and expand
the Company’s international projects. Mr. Malone Mitchell
3    is appointed Director.
Stage II private placement – Mr. Mitchell and former Riata
executive Mr. Matthew McCann is appointed Chairman and
elected Director, respectively
Acquired Longe Energy Limited, which extended
the Company’s vertically integrated strategy
Stage III private placement – Committed capital to support
the Company’s drilling programs and appointed, Mr. McCann,
CEO
Acquired Incremental Petroleum
TransAtlantic Petroleum (TSX: TNP), a vertically integrated, international exploration & production company focused
on Turkey, Morocco, and Romania
3
May08
Dec08
Mar09
Today
Apr08
Dec08
Malone Mitchell 3
rd
Chairman
Executives
Matthew McCann CEO
Scott Larsen President
Hilda Kouvelis VP, CFO
Jeff Mecom VP, Legal
Focus countries
Turkey
Morocco
Romania
Key statistics (as of 5/8/09)
Exchange Toronto
Ticker TNP
Auditor KPMG
$/share (CDN) $1.35
52 week range (CDN) $0.68-$1.73
Average daily volume 42,421
Market capitalization (CDN) $209.3mm
Ownership includes Mitchell Group & associates
Mr. Mitchell does not have voting or investment control over shares held by associates
(1) – Represents cumulative ownership based on common shares outstanding
(2) – Excludes $62 million financing for purchase of Incremental Petroleum
Investment / Ownership
Date Description Shares $ / Share Investment (USD) Ownership %
(1)
4/9 Stage I 10,000,000 0.30 $     3,000,000 $             18.8%
5/30 Stage II 25,000,000 0.36 9,000,000 44.7%
12/30 Longe 39,583,333 1.20 47,500,000 62.4%
12/30 Stage III 35,416,667 1.20 42,500,000 71.0%
TOTAL
(2)
110,000,000 0.93 $     102,000,000 $
rd

A Best-In-Class Operator
‘85
‘91
‘94
‘08
‘06
Malone Mitchell 3   founded Riata Energy with $500
Acquired interest in Pakenham Field (West Texas) (1)
After drilling 34 wells, sold Pakenham Field to Chevron for $97mm
Purchased >200,000 prospective acres in Pinon Field
Riata expanded its service business and increased drilling activity to become the largest privately-held drilling company in the U.S., with industry leading F&D costs due to vertical integration success
From ’85–’06, Mr. Mitchell built Riata into one of the largest privately-held energy companies in the U.S. In ‘06, Mr. Mitchell sold controlling stake to Chesapeake (NYSE: CHK) Co-Founder for
$500mm. Riata is renamed SandRidge (NYSE: SD).
Mr. Mitchell & Family sold an additional $500mm stake in
SandRidge (NYSE: SD)
’99 –‘06
‘95
4
rd
WTI 5-yr. trailing
avg. $/bbl
WTI $/bbl
Survived and Thrived In Many Cycles
Wells Drilled CAGR +49.5%
Net Pinon Production CAGR +38.4%
Pinon Field
Pinon Field
Annual MMcf
Pinon Field
Wells Drilled
EBITDA CAGR +72.2%
EBITDA Revs
$92.6
(1) – From ’85-’91, Riata purchased and sold numerous small properties

The Case For International – Why TransAtlantic?

Determined that greater, conventional opportunities existed internationally
o
Known petroleum systems
o
Lower cost acreage than the U.S.
o
Less fragmentation
o
Bureaucracy limited innovation and exploration
Targeted investments with the following characteristics:
Company specific
o
Management/technical team with an international record and in-country staff
o
Large, undeveloped, onshore acreage base
Country specific
o
Feature attractive fiscal terms, including tax and royalty rates
o
Known petroleum systems but only sparsely explored
o
Import a meaningful share of oil & gas (i.e. Turkey dependent on Russia)
o
Improve results through technology and scale
o
Introduce service business with very little competition
Reproducing Riata’s vertically integrated drilling & services business is key to success

Vertical Integration – “We’ve Done This
Before”
Built prior company (Lariat
Services) to:
$175 mm assets
$139 mm 3
rd
party sales
$33 mm 3
rd
party net
income
* pg F38 ‘08 SandRidge Energy Annual Report
We have:
Rigs in Turkey and Morocco
Trucks to move equipment
Equipment to build locations
Underbalanced equipment
Mud Logging equipment
Cementing equipment
Supply depots

See appendix for equipment detail

Dèjá Vu: The Vertical Integration Shoe Still Fits
3yr Avg
F&D Cost
($/Mcfe)
Riata was the low cost
leader in finding reserves
7
Key Takeaways
Lower costs / stretches dollars
Boosts operational flexibility
Profit from 3 party work
As of 12/31/04
John S. Herold
Database
Riata
rd

TransAtlantic’s Transformation in Year 1

Key Investment Highlights
ASSET
Southeast Turkey
100% Interest / Operator
8,700-acre reservoir
1 well per 188 acres, low recovery factor to date
1P & 2P reserves of 11 & 16 mmbls, respectively
34° API
Selmo Oil Field
(1)
OPPORTUNITY
Increase production from 1,600 BOPD to over 6,500
BOPD by year end ‘11
Down spacing to 40-acre spacing provides 174 new
drillable locations, only 15 of which are evaluated in
the current reserve report
Northwest Turkey
55% Interest / Operator
Over 65,000 net acres
1P & 2P reserves of 4 & 5 bcf, respectively
Gas project coming online in Oct09
Gas priced at over $10/MCF, BOTAS price index
Thrace Basin (2)
Increase production from 5,500 MCF/d to over 12,500
MCF/d by year end ‘11
Shooting 3D on additional acreage
Deeper drilling prospects in addition to shallow
discovered gas
6.0mm net undeveloped acres, which represents
comparable acreage to XTO Energy (NYSE: XTO)
and Pioneer Natural Resources (NYSE: PXD)
Near Term Production Potential & Exploration Upside
Turkey       High risk/reward comparable to Iran/Iraq
Morocco Development drilling on 3D
Exploration on 2D and lower zones on 3D
Romania    Development drilling on 3D
Exploration on 2D and lower zones on 3D
U.S. – CA   Development drilling
9
        TransAtlantic   asked  RPS  to  evaluate   the  proved  reserves   and  the 1P, 2P, and 3P resources  of Selmo  oilfield   and  Thrace
         Basin gas project. As a result, much of the Company’s acreage and planned drilling program for ‘09 is unevaluated.
(1) - The RPS Report evaluates the existing wells, 12 regular workovers, 2 side-tracks, 12 new major workovers, and 15  new in-fill wells.  As a result, the majority of ‘10 and ‘11 locations are not evaluated in the Report.
(2) - The RPS Report evaluates and includes the 7 existing  wells and 1 additional well to be drilled  on
          a structure where  another  well  has  already   been  drilled.   As a result   none  of  the ‘10 drilling  program
          locations   are  evaluated   in  the  Report.

Turkey

Turkey’s Energy
Profile
Area 780,580 km
2
Comparative Area Slightly larger than Texas
‘08 Population 71,892,808
’08 GDP / Growth $798.9 billion / 4.5%
Fitch Sovereign BB, with stable outlook
Risk Rating
’07 Proved Reserves 0.3 billion bbls / 300 Bcf
‘07 Daily Consumption 677k BOPD /  3.54 BCF/d
‘07 Daily Production 41k BOPD /  .09 BCF/d
‘07 Gas Import Partners  Russia (75%), Iran (20%)
Royalty
12.5%
Tax
20%
Gas is currently priced at $10/MCF, BOTAS
Oil is sold at world market prices
Recent entrants to Turkey:
Opportunity:
Northern portion of Arabian, Paleozoic Basin
Historically, limited drilling below Cretaceous
Low risk exploitation
High impact exploration
Western stimulation techniques
Source: IEA, CIA - The World Fact Book, and IHS
11
EOG Resources
Exxon Mobil
Chevron
Crude Oil Consumption vs. Production
Natural Gas Consumption vs. Production

Turkey Overview
TURKEY
Salt Basin
Apricot Basin
Southeast Basin
3D Seismic
Iraq
TransAtlantic’s Acreage: 3.0 million gross / 2.8 million net
Thrace Basin
Selmo
Bodrum
Ankara
Istanbul
Syria
Diyarbakir
3D Seismic
Historical focus on oil from shallow cretaceous structures has left entire basins and deeper formations unexplored
Turkey had minimal work commitments resulting in limited prior exploration and exploration development
State-owned oil company bureaucracy did not foster exploration or innovation
Mostly harvesting discoveries from 50 years ago….
Offices Istanbul, Ankara, Bodrum, Diyarbakir, and Selmo
Geologists 6
Engineers 6
Total Staff 180
Overview
12
Local Expertise
Turkey’s Drilling History
wells
’08
99 wells
Source: IHS

Introduction to
Selmo
Oil Field (100% Interest)
Discovered by Mobil in 1964, Selmo is located in southeastern Turkey near the prolific Zagros fold belt, which encompasses the oil fields of
Iran and Iraq
Formerly owned by Incremental Petroleum
Strategy to produce current wells, not develop
Workover campaigns successful in arresting natural decline
3D seismic acquired and reprocessed but not interpreted
Second largest oil field in Turkey, by cumulative production, and is estimated to have greater than 600 mmbls of oil in place, with ~ 83 mmbls produced to date. API of 34°
(1)
Last 8 wells averaged 390 BOPD for first 6 months
Opportunity to significantly enhance production and reserves by applying enhanced oil recovery technology (water and/or polymer flood)
To date 47 wells drilled (average recovery of 1.7mmbls/well, representing 1 well per 188 acres) , 23 are still producing
174 additional locations by down spacing to 40-acre spacing
(1)
(1)
(1)
Infill Well Type Curve
13
Average = 117 BOPD
In months
Projected BOPD
In MMstb 1P 2P 3P
Net Reserves 11 16 21
Est. Ultimate Recovery 94 99 104
Post-Tax PV-10
(US $ in mm)
252 $           382 $           517 $
(1) - Source: RPS Energy Reserve Report, May 2009
Includes only 15 of the additional 174 locations
The RPS Report evaluates the existing wells, 12 regular workovers, 2 side-tracks, 12 new major workovers, and 15 infill wells.  As a result, the majority of ‘10 and ‘11 locations are not evaluated in the Report.

Selmo Development Plan Kicks
Off May09 – “Drill Baby Drill”

8,700 acres of drillable structure
3D seismic in hand
Increase production from 1,600 BOPD
to over 6,500 BOPD by year end ‘11
174 additional locations by down
spacing to 40-acre spacing
Per well operating data:
Capex $1.25mm
Gross EUR (bbl) 250k– 400k
Days to drill 21
Depth (feet) ~ 6,500
Initial production rate   142 BOPD
Payout (months) 12 (@ $50
Brent)
Planned infill wells
’09 ’10 ’11
5      18     18
Key infrastructure addressed
Deeper formations undeveloped
Oil is sold at ~ $7/bbl discount to Brent

Thrace Basin
(55% Interest)
- “3D Is Key”
A-2A Well
D Zone: 285-300m/bp
O Zone: 340-350m / 2.3 mmcf/d
EDIRNE
Zorlu
TPN 55%
2D
Zorlu
2D
2009-2010 3D
TPAO
2007 3D Outline
3D Prospect
2009-2010 3D
License Outline
Compressor Station
2.5 5
Miles
BOTAS 14”
0
BOTAS 36”
100²
km
75²
km
150²
km
3D Drilled
2009-2010 3D
3D Example - O Zone 3D Example - O Zone
A-2A
2009 - 2010  3D
2007 3D
Prospect
Drilled
BOTAS Pipeline
TNP Pipeline
Compressor
3839 License - 119,125 gross acres / 65,519 net acres
Prolific tertiary gas basin
3D required to identify structure
AVO – Amplitude response
Multiple zones from 500’ – 5000’
$10 / MCF - Quick payout and a high ROI
Shot 150
2
km 3D in ’07
Mapping multiple horizons
100% success on initial 7 prospects
18 more mapped 30-35 total likely
on initial shoot
± $0.15/mcf 3D and G&G to define
prospects
Building 30km gathering and
Compression – online Q4:09
Istanbul

Over 65,000 net acres
Increase production from 5,500 MCF/d to over 12,500
MCF/d by year end ‘11
Shooting 3D on additional acreage
Deeper drilling prospects in addition to shallow
discovered gas
Per well operating data:          Gross Net
Capex $700,000               $385,000
BCF 0.5 – 1.5 .28 – .83
Days to drill < 8
Depth (feet) ~ 1,900
IPR (MCF/d) 1,200 – 1,500       ~ 750
Payout (months) 2 –
6 (@ $10 Botas Gas
$/MCF)
Planned new wells:
‘09 ‘10 ‘11
2        12      12
Future activity:
Shoot 100
2
km – 325
2
km additional 3D on licenses
( ± 20 - 50 additional prospects)
Drill underbalanced to test thin beds not imaged
Drill stratigraphic anomalies
Expand gathering system
Enter joint ventures
1P 2P 3P
Net Reserves (BCF)
4                     5                     7
Post-Tax PV-10 (US $ in mm)
24 $              35 $              49 $
Thrace Basin
Production Begins
Q4:09
Note: The RPS Report evaluates and includes the 7 existing wells and 1 additional well to be drilled on a structure where another well has already been drilled.  As a result none of the ‘10 drilling program locations are evaluated in the Report.
Projected Net MCF/d
New Wells
Existing

Turkey Exploration Upside

Thrace Basin
Total Basin 4.3mm acres
TransAtlantic
209,143 gross acres
Concept
o
Expand success
o
Interpret deeper formations on
existing 3D
Status
o
Active negotiation to increase
position
o
Mapping prospects
Salt Basin
Total Basin 11.5mm acres
TransAtlantic 870,005 gross
acres
Concept
o
Drill Thrace Basin-type reservoirs in lightly explored
basin
Status
o
Map existing 2D seismic
o
Recent gas discovery south of
the Company’s licenses
Apricot Basin
Total Basin 1.7mm acres
TransAtlantic 734,029 gross
acres
Concept
o
Drill Thrace Basin-type reservoirs in
unexplored basin
Status
o
Map existing 2D seismic
Southeast Basin
Total Basin 17.7mm acres
TransAtlantic 971,448
gross acres
Concept
o
Drill Iran/Iraq-type high impact
structures
o
Off-set Paleozoic discoveries
o
Resource shale play
Status
o
Shooting first seismic over
surface structures
o
Interpreting 2D seismic to
identify large structures
o
Early evaluation

Morocco

Morocco’s Energy
Profile
Source: IEA, CIA - The World Fact Book, and IHS
Area
446,550 km²
Comparative Area Slightly larger than California
‘08 Population 34,343,220
’08 GDP / Growth $90.4 billion / 5.3%
Fitch Sovereign BBB with stable outlook
Risk Rating
‘07 Proved Reserves 836k bbls / 58 Bcf
‘07 Daily Consumption 180k BOPD
‘07 Daily Production 0.5k BOPD
Royalty
10% (oil), 5% (gas)
Tax
10-year tax holiday, then 30%
Oil is sold at world market prices
Gas deregulated for end user sales, regulated if sold to
the Moroccan government  for power generation
Opportunity:
Known petroleum systems but only sparsely explored
Deeper untested horizons
Large acreage base to exploit
Vertical integration to improve economics and avoid
high mobilization costs
Onshore Drilling History  – Morocco Is
Underexplored
19
Crude Oil Consumption vs. Production
168
105
74
75
14
26
’07 Average BOPD
Consumption  180.0k
Production 0.5k
Net Imports 179.5k

Morocco

Basin
Structures
(numerous
gas fields)
Oil
Oil Trend
3D
Atlantic Ocean
TransAtlantic’s Acreage:
4.2 million gross / 2.5 million net
East Area
Basin
Structures
Gas Pipeline
Thrusted Structures
West Area
Overview
TransAtlantic’s exploration and development acreage is situated along the Rif
Thrust Belt, where Africa and Europe are colliding
Historical production originated from drilling near surface oil seeps
Offices Rabat, Meknes
PhD Geologists 3
Engineers 3
Total Staff 72
Meknes
Mediterranean
Oilfields
3D
Rabat
Local Expertise
Spain

Morocco – Oil Trend
History
First discovered in the ’10s by drilling surface oil seeps
Shot 175 Km of 3D seismic in ’08, which is the first 3D
shot over the trend
H Field has generated 5mmboe from 4,000 ft. H re-
development may produce an additional 1mmboe
Opportunity
Four 3D prospects above 6,000 ft.
Primary production may originate from Upper Jurassic
(UJ) clastics, Lower Jurassic (L J) carbonates, and
Triassic clastics
Today
Mapping additional prospects
3D Arb Line
NW
SE
Time: Depth
Sec. Ft.
900
1200
1500
1800
2000
2400
2600
2900
3200
T
T
3D
BD
SF
T
Gas pipeline
Oil pipeline
E
D
B
C
H
Oil fields
Gas fields
C Prospect
C Prospect
Gas
(A)
U J Zone
Producing
Zone
H Field
L J Zone
Producing Zone
BD Field
U J
0
10 Km 20 Km
222,000 ac.

2

Romania

Romania’s Energy Profile
Area 237,500 km
Comparative Area Slightly larger than Oklahoma
‘08 Population 22,246,862
’08 GDP / Growth $213.9 billion / 8.0%
Fitch Sovereign BBB
Risk Rating
‘07 Proved Reserves 0.6 billion bbls / 2.2 Bcf
‘07 Daily Consumption 241k BOPD /  1.65 BCF/d
‘07 Daily Production 94k BOPD /  1.20 BCF/d
Royalty 3.5% -
13.5% (oil) and
3.0% - 13.0% (gas)
Tax 1-
year tax holiday, then 16%
Oil is sold at world market prices
Gas is deregulated; priced at 80% of imported price (Gazprom)
Opportunity:
Improve results by using technology
Lower risk projects to rehabilitate prematurely abandoned
fields
Higher risk/reward exploration targets at under-explored
deeper horizons
Undeveloped gas discoveries
Source: IEA, CIA - The World Fact Book, and IHS
23
Crude Oil Consumption vs. Production
Natural Gas Consumption vs. Production
000
BOPD
BCF/d
’07 Average BOPD
Consumption   241k
Production 94k
Net Imports 147k
’07 Average BCF/d
Consumption   1.65
Production 1.20
Net Imports 0.45
2

Romania
Basin Data:
Gas Prone
Oil Prone
3 Blocks: 5mmbbl
Redevelopment Potential
3D
Bulgarian Jurassic Oilfields
Exploration Block
One of the richest hydrocarbon systems in the world
Birthplace of the petroleum industry
Like coming to Oklahoma in 1950
Communist system prior to the 1990’s produced
“footage-based” shallow drilling systems, which did
not exploit deeper structures
First to shoot 3D over the Company’s acreage
Develop previously undeveloped gas discoveries
Opportunity:
24
TransAtlantic’s Acreage:
1.4 million gross / 0.7 million
net
Romania’s Drilling History
Success
Wells
Source: IHS

Summary

A Commitment To Growing Net Asset
Value/Share

TransAtlantic Net Asset Value
(In C$ millions, unless otherwise stated)
NAV / Share % of tot.
After-tax PV10 2P reserve value
(1)
$488 $3.07 54.6%
Viking International (equipment @ cost) $70 $0.44 7.9%
Undeveloped land value (2)
$75 $0.47 8.4%
Less:
Net debt (3)
$44 $0.28
Base NAV $589 $3.70 65.9%
Selmo
development risked upside (4)
$120 $0.75 13.4%
Thrace Basin development risked upside
(4)
$50 $0.31 5.6%
Turkey exploration risked upside (4)
$60 $0.38 6.7%
Morocco/Romania exploration risked upside
(4)
$75 $0.47 8.4%
Risked NAV $894 $5.62 100.0%
Fully diluted shares outstanding (MM) (5)
159
Current Price to Base NAV 36%
Current Price to Risked NAV
(6)
24%
(1) – Based on RPS Energy’s Reserve Report, effective 12/31/08
(2) – Calculated based on US $10/net acre
(3) – Includes US $5mm in credit facility, US $62mm for Incremental Petroleum, and US
$6.3mm in short term liabilities as of 12/31/08, less cash and equivalents of US $30.1mm as of 12/31/08 and cash of US $5.5mm from in the money options converted to CDN as of 5/8/09 exchange rate (USD: CDN).
(4) – To calculate risked upside, the Company made certain calculations with respect to potential resources, the relative risk of recovering resources, and the potential value of in place discovered resources.  These numbers are estimates and do not represent fair market value.
(5) – Excludes 0.4mm options and 10.8mm warrants as they are anti-dilutive as of 5/8/09.
(6) – Based on TransAtlantic’s price/share of CDN $1.35 on 5/8/09.

We’ve Done This Before –
Encore

Development:
Seek to maximize our cash-on-cash returns by continually searching to reduce drilling and operating costs
Pursue projects that will permit us to develop out of cash flow, without the need to tie up excessive capital “building reserves”
Exploration:
Prioritize opportunities, balancing risk with reward and near-term with longer-term projects, resulting in advancing projects with asymmetric upside
Work to reduce costs by utilizing our own equipment, planning for
“scale,” and partnering out risk
Joint Venture Opportunities:
Seek to bring in financial partners to lower risk and accelerate activity
Expand our opportunities
GOAL:
Create a fully funded, international, vertically integrated E&P company

Proven Management Team
’85 -’06, built Riata Energy into one of the largest privately held energy companies in the US
‘06, sold controlling stake in Riata, which was later renamed SandRidge Energy Inc. (NYSE: SD)
Founded Mitchell Group in early ‘07, which includes Longfellow Energy and Riata Management
Prior to involvement with Riata Energy and Mitchell Group, Mr. Mitchell worked in the oil field services industry and was employed with his family's ranching and aviation businesses
B.S., Oklahoma State University
Appointed CEO and Board Member in ’08
General Counsel for Riata Management since ’07
Vice President, Legal & Corporate Secretary for SandRidge Energy (NYSE: SD), ‘05-’07
General Counsel for Riata Energy, ‘01-’05
Represented Riata Energy while practicing law with Sprouse, Smith & Rowley, P.C., ‘95-’01
B.S. in Business Administration, University of Vermont; J.D. from Oklahoma University
Appointed President in ’04; appointed to Board in ’05
Previously Vice President of Operations ‘02-’04; CEO ’04-’08; focused on International since ‘94
Former General Counsel to Humble Exploration Company
Former Partner at Vineyard, Drake & Miller
B.A. in Biology, Rutgers University; J.D. from Rutgers Law School
Appointed Vice President and CFO in ‘07
Majority of her career at FINA Inc. in various capacities including Controller and Treasurer;
Financial Controller for international operations PetroFina S.A.,‘98-’00
MBA in Corporate Finance & Investment Analysis, University of Texas at Dallas; B.B.A. in
Accounting, Angelo State University
Name & Title Age         Years Exp. Experience
Malone Mitchell
Chairman
Matt McCann
Chief Executive Officer
Scott Larsen
President
Hilda Kouvelis, CPA
CFO
25
15
25
25
29
47

57

Name Title Country Focus
Caty Albert VP Various
Weldon Beauchamp, Ph.D. Manager / New Ventures Turkey
David McDonald, Ph.D. Geophysicist Romania
Gene Pait Senior Geologist Various
Wayne Campbell Geologist Various
Andy Bell Geophysicist Various
Neil Apak Senior Geologist Turkey
Sergey Shevchenko Senior Geophysicist Turkey
Volker Koehler Subsurface Manager Turkey
David Campbell Senior Geologist Romania
Abdelali Zakir, Ph.D. Geologist Morocco
Jamal Abchir, Ph.D. Geologist Morocco
Ahmed Demnati, Ph.D. Resident Representative Morocco
James Follis VP, Operations Various
Monte Bell VP, Engineer/Midstream Various
Justin Davis Manager – Int’l. Operations Various
James Jackson Engineer Various
Jenny Robins Reservoir Engineer Various
Mike Rinehart Engineer Various
Ian Delahunty Int’l. Engineering Manager Turkey, Morocco
Mike Laurin President, Seismic Operations Turkey, Morocco
Curtis Staple Pressure Pumping Manager Turkey, Morocco
Ahmet Kose Reservoir Engineer Turkey, Morocco
Ahsen Karakaya Drilling Engineer Turkey
Simon Hendry Engineer Turkey
Veysi Alyamac Field Manager Turkey
Ion Motoaca Petroleum Engineer Romania
Jeff Mecom VP, Legal Various
Henry McElroy VP / Drilling Manager Various
Dustin Guinn CFO, Viking Services Various
Rustem Guney CFO / Finance Manager Turkey
Tarik Demnati General Manager/Resident Representative Morocco
Selami Uras General Manager/Resident Representative Turkey
Gabriela Badina Resident Representative Romania
Suha Okul Area Manager Turkey
Matt Strickler Land Manager Romania
Ali Mortajine Drilling Superintendent Morocco
Michael Pait Mudlogging Manager Turkey, Morocco
Philip Pope International Drilling Operations Manager Turkey, Morocco
Ross Hodges Construction Manager Turkey, Morocco
30
Geology
Engineering / Operations
Administrative / Corporate / Services

Appendix

California - McFlurrey
Description Shallow Gas Project
Interest 50% / 37.5% NRI
Location Prolific San Joaquin Basin
Status 2 wells drilled, currently
completing
Opportunity offset old wells with gas
shows – develop structure
32
Proposed locations
Productive Area

California – Kettleman Middle Dome
Kettleman Middle Dome
Prolific San Joaquin Basin
McFlurrey Area
(50%)
Producing Zones Kettleman Middle Dome
Depth Age Local Name
1,800' Pilocene Etchegoin
5,500' Miocene
Monterey
Temblor
10,500' Oligocene and Eocene Kreyenhagen
12,200' Eocene McAdams
459 Million BBL Oil
2.9 Trillion cfg
7.3 Million BBL Oil
7.8 Billion cfg
380 Million BBL Oil
639 BCF gas
Leasehold
33
Opportunity (10% working interest)
7 productive formations between 1,800-13,000 ft.
Previous development hindered by long term
disputes with previous owners
3 wells currently producing
Large, medium-to-long term potential

Mobilization and Construction
Cementing & Mud Logging Equipment
Drilling Services & Service Equipment Underbalanced Equipment
34
Depth Drill
Name Class Capacity (ft) Pipe Size Horsepower
Morocco I-7 Drilling 6,500               3 1/2 " 530
I-8 Drilling 13,000             4 1/2 " 1,300
Turkey I-9 Drilling 13,000             4 1/2 " 1,300
I-15 Drilling 7,500               4 " 760
I-16 Drilling 6,500               3 1/2 " 450
Max Hook
Class Load (lbs.) Horsepower
Turkey Workover 180,000           450
Workover 180,000           450
Rig
Rig
CMF PSI-Max BHP Units
Morocco 2,500               1,500               440                    2
Turkey 2,500               3,000               440                    2
CMF PSI-In PSI-Out Units
Morocco 1,000               3,000               1,500               4
Mobile Underbalanced Drilling
Nitrogen Units
Type Units
Morocco Twin 450HP Recirculation Pump Unit 2
Batch Mixing Trailer 1
Batch Mixing Skid 1
Bulk Cement Tank Transport Truck 2
Bulk Silos 4
Units
Morocco 2
Turkey 3
Cementing Equipment
Mud Logging Equipment
Type Units Type Units
Morocco Haul 1                        Roller 1
Rig-up 4                        Motor Grader 1
Srv. & Lube 1                        Loader 3
Roadwinch 4                        Bull Dozer 1
Dump 2                        Backhoe 1
Water 1                        Excavator 1
Turkey Haul 2                        Roller 1
Rig-up 1                        Motor Grader 1
Srv. & Lube 2                        Loader 2
Roadwinch 3                        Bull Dozer 2
Dump 2                        Backhoe 1
Water 1
Gin 2
Heavy Trucks Equipment
Type Capacity Units
Morocco Lowboy 50-Ton 3
Lowboy 30-Ton 3
Turkey Lowboy 50-Ton 5
Lowboy 30-Ton 5
Trailers
Some equipment may be in transit